SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549




                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of Earliest Event Reported): August 1, 2000


                         VARI-L COMPANY, INC.
        (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-23866                 06-0678347
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                          4895 Peoria Street
                        Denver, Colorado 80239
               (Address of Principal Executive Offices)




                            (303) 371-1560
                    (Registrant's Telephone Number,
                         including Area Code)



ITEM 5.  OTHER EVENT

     On August 8, 2000, Vari-L Company, Inc.(the "Registrant") issued a press release for the resignation of David G. Sherman as President, Chief Executive Officer and a Director attached as Exhibit 99.1 to this report and incorporated herein by reference. His Termination and Consulting Agreement is attached as Exhibit 10.1 to this report and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

 (a)  None

 (b)  None

 (c)  Exhibits.

     10.1   Termination and Consulting Agreement between the
            Registrant and David G. Sherman dated August 1, 2000

     99.1   Press Release dated August 8, 2000


Date:  August 10, 2000             VARI-L COMPANY, INC.



                                   By:/s/Joseph H. Kiser
                                      Joseph H. Kiser
                                      Chairman of the Board